united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22808

PREDEX

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Michael Achterberg, PREDEX

222 North Pacific Coast Hwy, Suite 2000, El Segundo, CA 90245

(Name and address of agent for service)

Registrant's telephone number, including area code: 949-336-3445

Date of fiscal year end: 4/30

Date of reporting period: 4/30/23

Item 1. Reports to Stockholders.

PREDEX

Annual Report

April 30, 2023

PREDEX

INVESTOR INFORMATION: (877) 940-7202

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of PREDEX. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

We are pleased to provide you with the PREDEX (the “Fund”) annual report for the fiscal year ending April 30, 2023. We have continued to utilize a low-cost, diversified approach to investing in the flagship U.S. core property funds managed by the leading institutional real estate sponsors. The Fund is invested in 25 private and non-listed institutional real estate funds totaling $309 billion in more than 4,300 properties.

Diversification to Other Major Asset Classes

Since its inception the Fund has experienced minimum volatility relative to other major asset classes and generated a significantly higher risk-adjusted return (Sharpe Ratio).

For the period from July 1, 2016 (inception) through April 30, 2023

	Annualized Return	Annualized Std Dev	Sharpe Ratio	Maximum Drawdown
PREDEX (Class I)	+ 5.74%	1.29%	4.10	- 9.07%	4/28/23
MSCI U.S. REIT Index	+ 3.29%	27.23%	0.24	-44.03%	3/23/20
S&P 500 Index	+ 12.60%	23.30%	0.77	-33.79%	3/23/20
Bloomberg U.S. Aggregate Bond Index	+ 0.67%	5.56%	-0.16	-18.41%	10/24/22

The Fund’s ability to be a potentially ideal portfolio diversifier to these major asset classes is further demonstrated by the non-correlation of its daily returns over the last five years.

Correlation of Daily Returns (5 Years)

No amount of diversification or correlation can ensure profits or prevent losses.

During the twelve-month period ending April 30, 2023, the Fund’s Class I shares recorded a return of -5.05%. Over this same period, publicly traded equity REITs returned -14.70% (MSCI U.S. REIT Index), the S&P 500 returned +2.66%, and U.S. Bonds returned -0.43% (Bloomberg U.S. Aggregate Bond Index).

Letter to Shareholders (Unaudited)

It is important to remember that a relatively uncorrelated asset such as private real estate can deliver positive returns when other asset classes are negative but can also lag other asset classes as they recover. Achieving a given total return with an inverse correlation to the other assets in a portfolio can provide a greater diversification benefit.

As shown in the table below, these major asset classes all reached their most recent low point close together in October 2022. The drawdown period for each asset class was approximately 10 months (U.S. Bonds was approximately 12 months). PREDEX was consistently positive during that entire drawdown period and instead reached its high point just days earlier that same month on October 10, 2022.

Monthly Returns

		S&P 500	MSCI U.S.	PREDEX
	U.S. Bonds	Index	REIT Index	(Class I)
Dec 2021	- 0.26%	+ 4.48%	+ 8.74%	+ 4.02%
Jan 2022	- 2.15%	- 5.17%	- 6.93%	+ 1.13%
Feb	- 1.12%	- 2.99%	- 3.19%	+ 1.38%
Mar	- 2.78%	+ 3.71%	+ 6.49%	+ 3.90%
Apr	- 3.79%	- 8.72%	- 4.46%	+ 2.33%
May	+ 0.64%	+ 0.18%	- 6.15%	+ 1.58%
June	- 1.57%	- 8.25%	- 7.37%	+ 2.11%
July	+ 2.44%	+ 9.22%	+ 9.00%	+ 0.31%
Aug	- 2.83%	- 4.08%	- 5.99%	+ 0.03%
Sep	- 4.32%	- 9.21%	-12.14%	+ 0.24%
Oct	- 1.30%	+ 8.10%	+ 4.87%	- 0.25%
Nov	+ 3.68%	+ 5.59%	+ 5.78%	- 2.02%
Dec	- 0.45%	- 5.76%	- 5.14%	- 3.64%
Jan 2023	+ 3.08%	+ 6.28%	+10.60%	- 0.27%
Feb	- 2.59%	- 2.44%	- 4.76%	- 1.07%
Mar	+ 2.54%	+ 3.67%	- 2.47%	- 1.21%
Apr	+ 0.61%	+ 1.56%	+ 0.82%	- 0.86%
Drawdown	10/24/22	10/12/22	10/14/22	4/28/03
	-17.40%	-24.49%	-31.10%	- 9.07%

Unfortunately, since October 2022, the Fund has been consistently down each month as the major asset classes have started to recover. Nonetheless, like the 2020 drawdowns precipitated by the COVID pandemic, we believe the drawdown for private core real estate and PREDEX will again be far smaller than experienced by the public equity market.

We wish to address the troubles with office buildings which are well chronicled. Lower quality office buildings appear to be headed the way of the lower-quality shopping mall. However, when discussing the troubles in office, the news articles frequently incorporate concluding statements and headlines regarding the “commercial real estate market” of which office is only a small part compared to industrial and multifamily/residential. The other property types are in much better shape and office represents only 12.6% of our underlying holdings.

Letter to Shareholders (Unaudited)

Across property types, the underlying funds primarily invest in highly amenitized buildings in major metropolitan areas with high quality tenants and longer-term, staggered leases, less subject to near-term fluctuations. We also believe the Fund is well diversified by fund manager, property type, and geography.

SECTOR	GEOGRAPHIC
DIVERSIFICATION	DIVERSIFICATION
(unaudited)	(unaudited)

The charts represent the underlying fund holdings. Allocation, Sector and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing losses.

We thank you for your investment and continued confidence in the Fund.

Sincerely,

Thomas Miller, CFA	Michael Achterberg, CAIA
CEO and Chief Investment Officer	Senior Portfolio Manager

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 877-940-7202.

The Fund’s investment adviser has contractually agreed to limit its fees and absorb expenses of the Fund until at least August 31, 2024 so that the annual operating expenses (excluding interest and extraordinary expenses) will not exceed 1.10%, 1.35% and 1.35% per annum of the average daily net assets of Class I, Class T and Class W, respectively. Per the Fund’s most recent prospectus, the total expense ratio is 1.34%, 1.73% and 1.73% for Class I, Class T and Class W, respectively.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Letter to Shareholders (Unaudited)

Indices

Equity REITs are represented by the MSCI U.S. REIT Index, which is a free-float adjusted, market capitalization-weighted index of publicly listed U.S. Equity REITs not designated as Mortgage REITs or selected Specialized REITs.

The S&P 500 Index is an unmanaged index of the 500 largest stocks (in terms of market value), weighted by market capitalization and considered representative of the broad stock market.

US Bonds are represented by the Bloomberg U.S. Aggregate Bond Index, an index of securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Total returns presented assume reinvestment of distributions. Investors are not able to invest directly in the indices referenced in this illustration and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

Definitions

Correlation measures how one investment performs in relation to another, with a coefficient of +1 being a perfect, positive correlation and a coefficient of -1 being a perfect, negative correlation. When two asset classes have a correlation of +1, they will both move up or down by the same amount in the same direction. Conversely, a correlation of -1 indicates that when one asset class moves up or down, the other moves in the opposite direction by the same amount. In general, asset classes with a correlation less than 0.70 or greater than -0.70 are considered to have relatively low correlation. Lower volatility could result in lower returns during certain periods of time.

Maximum drawdown is the maximum decline a security experiences prior to reaching its previous peak.

Sharpe Ratio is a measure of risk-adjusted returns. It is calculated by using standard deviation and excess return (over an annualized risk-free rate) to determine reward per unit of risk. In general, a higher Sharpe Ratio indicates better return for the same risk (or the same return for lower risk).

Standard Deviation is the amount of variance that took place for the designated time period. In general, the higher the standard deviation, the greater the volatility of return.

1763-NLD-06282023

PREDEX
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance compared to its benchmarks for the periods ended April 30, 2023:

Since
				Since	Inception
	One	Three	Five	Inception	Class T and
	Year	Year	Year	Class I (1)	Class W (2)
PREDEX:
Class I	- 5.05%	+ 7.81%	+ 6.37%	+ 5.74%	—
Class W	- 5.18%	+ 7.70%	+ 6.27%	—	+ 6.39%
Class T – without load	- 5.18%	+ 7.70%	+ 6.27%	—	+ 6.39%
Class T – with load (3)	- 9.21%	+ 6.15%	+ 5.35%	—	+ 5.50%
Bloomberg U.S. Aggregate Bond Index	- 0.43%	- 3.15%	+ 1.18%	+ 0.67%	+ 1.12%
S&P 500 Total Return Index	+ 2.66%	+ 14.52%	+ 11.45%	+ 12.60%	+ 10.59%

(1)	Annualized total return since July 1, 2016 when the class commenced operations.

(2)	Annualized total return since March 1, 2018 when the class commenced operations.

(3)	Adjusted for initial maximum sales charge of 4.25%.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities).

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.

Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The above table and ensuing graph do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month end, please visit www.usq.com/strategies/predex-fund or call 877-940-7202.

Class I and Class W shares are offered at net asset value. Class T shares are offered subject to a maximum load of 4.25% of the offering price. The Fund’s investment adviser has contractually agreed to reduce its fees and absorb expenses of the Fund at least through August 31, 2024 so that the annual operating expenses (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) will not exceed 1.10%, 1.35%, and 1.35% per annum of the average daily net assets of Class I, Class T, and Class W, respectively. Per the Fund’s most recent prospectus, the total expense ratio is 1.34%, 1.73%, and 1.73% for Class I, Class T and Class W, respectively. Please review the accompanying Financial Highlights and the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

PREDEX
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2023

Comparison of the Change in Value of a $1,000,000 Investment (since inception through April 30, 2023):

Portfolio Composition as of April 30, 2023 (Unaudited)

Percent of
Net Assets
Real Estate Investment Funds	111.0%
Short-Term Investments	6.5%
Total Investments	117.6%
Liabilities in Excess of Other Assets	(17.6)%
Total Net Assets	100.0%

See the Schedule of Investments for a more detailed account of the Fund’s holdings.

PREDEX
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	REAL ESTATE INVESTMENT FUNDS (111.0%)
	Private Investment Funds (1) (109.3%)
6,079	AEW Core Property (U.S.), LP (2)	$7,164,958
42	ARA Core Property Fund, LP (2)	5,991,296
39,441	Barings Core Property Fund LP (2)	5,660,624
73,964	BGO Daily Value Fund, LP (3)	1,056,521
2,269	BGO Diversified US Property Fund LP (2)	6,574,376
n/a	BlackRock US Core Property Fund, LP (2)	6,916,967
4,498,399	CBRE U.S. Core Partners, LP	8,216,776
4,325	Clarion Lion Properties Fund, LP (2)	7,808,669
n/a	GWL US Property Fund LP (2)	6,119,631
29	Invesco Core Real Estate - U.S.A., LP (2)	6,110,951
2,285	Invesco U.S. Income Fund, LP (2)	3,916,073
2,120	Lion Industrial Trust (2)	8,158,580
322	Prime Property Fund, LLC (2)	6,985,164
257,602	Principal Enhanced Property Fund, LP (2)	3,774,366
2,811	PRISA LP	6,298,671
2,475	Prologis Targeted U.S. Logistics Fund, LP (2)	7,709,376
47,040	RREEF America II LP (2)	6,896,545
26,986	RREEF Core Plus Industrial Fund LP (2)	6,107,361
46	Sentinel Real Estate Fund, LP (2)	5,686,246
3,593	Smart Markets Fund, LP (2)	6,957,098
4,968	TA Realty Core Property Fund, LP (2)	7,231,973
567	Trumbull Property Fund LP (2)	5,789,067
n/a	US Government Building Fund (2)	6,640,089
	Total Private Investment Funds (Cost $116,614,782)	143,771,378

	Public Non-Traded Funds (1.7%)
132,145	Ares Real Estate Income Trust Inc. (Class I) (2)	1,140,784
82,253	JLL Income Property Trust, Inc. (Class M-I)	1,128,505
	Total Public Non-Traded Funds (Cost $2,007,503)	2,269,289
	TOTAL REAL ESTATE INVESTMENT FUNDS (Cost $118,622,285)	146,040,667

	SHORT-TERM INVESTMENTS (4) (6.5%)
5,218,140	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 4.73%	5,218,140
3,366,231	Fidelity Investments Money Market Government Portfolio, Class I, 4.73%	3,366,231
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,584,371)	8,584,371

	TOTAL INVESTMENTS (117.6%) (Cost $127,206,656)	154,625,038
	LIABILITIES IN EXCESS OF OTHER ASSETS (-17.6%)	(23,102,357)
	NET ASSETS (100.0%)	$131,522,681

(1)	Pledged as collateral for borrowings under a line of credit.

(2)	Fair value determined using Level 3 inputs.

(3)	BGO Daily Value Fund, LP (“DVF”) was designed to allow limited partners to invest in BGO Diversified US Property Fund LP (“DUSPF”) through a vehicle that provides daily valuation and enhanced liquidity. The DVF portfolio invests approximately 90% of its assets in DUSPF. DVF accepts daily redemptions up to an aggregate 10% of its net assets each calendar quarter.

(4)	Money market funds; interest rate reflects seven-day effective yield on April 30, 2023.

See Notes to Financial Statements.

PREDEX
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2023

ASSETS
Investments at fair value (cost $127,206,656)	$154,625,038
Cash	360,381
Dividends and interest receivable	396,771
Receivable for fund shares sold	17,035
Prepaid expenses and other assets	26,148
Total Assets	155,425,373

LIABILITIES
Line of credit payable	23,714,207
Accrued advisory fee	54,840
Distribution fees payable	48
Accrued expenses and other liabilities	133,597
Total Liabilities	23,902,692
Total Commitments and Contingencies (see Note 8)
NET ASSETS	$131,522,681

COMPONENTS OF NET ASSETS
Paid-in capital	$86,491,223
Accumulated earnings	45,031,458
NET ASSETS	$131,522,681

Class I
Net assets	$131,314,642
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,569,686
Net asset value, offering, and redemption price per share	$28.74

Class T
Net assets	$64,750
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,240
Net asset value and redemption price per share	$28.91
Maximum offering price per share (maximum sales charge of 4.25%)	$30.19

Class W
Net assets	$143,289
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,957
Net asset value, offering, and redemption price per share	$28.91

See Notes to Financial Statements.

PREDEX
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2023

INVESTMENT INCOME
Dividend income	$3,698,632
Interest income	197,640
Total Investment Income	3,896,272

EXPENSES
Investment advisory fees	847,963
Distribution fees:
Class T	317
Class W	387
Interest expense	914,207
Shareholder service fees	176,342
Administration fees	140,817
Transfer agent fees	86,423
Trustees fees	86,132
Legal fees	66,872
Audit and tax fees	62,250
Printing fees	60,566
Fund accounting fees	49,168
Registration fees	42,451
Professional fees	38,837
Custodian fees	19,843
Insurance fees	14,220
Miscellaneous expenses	9,464
Total Expenses	2,616,259
Advisory fees waived by Advisor	(6,527)
Net Expenses	2,609,732
Net Investment Income	1,286,540

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,737,951
Net change in unrealized appreciation on investments	(9,943,020)
Net Realized and Unrealized Loss on Investments	(8,205,069)
Net Decrease in Net Assets Resulting from Operations	$(6,918,529)

See Notes to Financial Statements.

PREDEX
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2023	April 30, 2022

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,286,540	$1,554,167
Net realized gain on investments	1,737,951	8,224,092
Net change in unrealized appreciation on investments	(9,943,020)	30,423,723
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,918,529)	40,201,982

DISTRIBUTIONS TO SHAREHOLDERS
Class I:
From distributable earnings	(3,136,942)	(1,243,192)
From return of capital	(3,465,318)	(5,529,073)
Class T:
From distributable earnings	(2,437)	(596)
From return of capital	(2,842)	(3,793)
Class W:
From distributable earnings	(2,954)	(782)
From return of capital	(3,470)	(4,942)
Total Distributions to Shareholders	(6,613,963)	(6,782,378)

BENEFICIAL INTEREST TRANSACTIONS
Class I:
Proceeds from shares issued	16,766,266	21,118,782
Distributions reinvested	1,016,165	1,047,361
Payments for shares redeemed	(30,573,037)	(64,394,457)
Class T:
Distributions reinvested	5,279	4,389
Payments for shares redeemed	(55,785)	—
Class W:
Distributions reinvested	1,465	1,442
Payments for shares redeemed	—	(8,372)
Total Beneficial Interest Transactions	(12,839,647)	(42,230,855)
Decrease in Net Assets	(26,372,139)	(8,811,251)

NET ASSETS
Beginning of year	157,894,820	166,706,071
End of year	$131,522,681	$157,894,820

SHARE ACTIVITY
Class I:
Shares issued	530,056	754,449
Shares reinvested	32,605	38,382
Shares redeemed	(981,884)	(2,312,762)
Net decrease in shares of beneficial interest outstanding	(419,223)	(1,519,931)
Class T:
Shares reinvested	169	157
Shares redeemed	(1,924)	—
Net increase (decrease) in shares of beneficial interest outstanding	(1,755)	157
Class W:
Shares reinvested	47	52
Shares redeemed	—	(282)
Net increase (decrease) in shares of beneficial interest outstanding	47	(230)

See Notes to Financial Statements.

PREDEX
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2023

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(6,918,529)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of real estate investments	(10,397,377)
Proceeds from sales	8,060,758
Long term capital gain distributions received	264,907
Return of capital distributions received	241,896
Net purchases of short term investments	(3,254,572)
Net realized gain on investments	(1,737,951)
Net change in unrealized appreciation on investments	9,943,020
(Increase)/Decrease in assets:
Dividends and interest receivable	(52,127)
Prepaid expenses and other assets	(2,670)
Increase/(Decrease) in liabilities:
Accrued advisory fee	(16,506)
Distribution fees payable	(5)
Accrued expenses and other liabilities	(16,100)
Net cash used in operating activities	(3,885,256)

Cash Flows from Financing Activities
Proceeds from shares issued (net of change in receivable for fund shares sold)	16,751,306
Payments for shares redeemed	(30,628,822)
Proceeds from line of credit (including accrued interest)	28,714,207
Repayment of borrowings	(5,000,000)
Distributions paid (net of reinvestments)	(5,591,054)
Net cash provided by financing activities	4,245,637

Net increase in cash	360,381
Cash at beginning of year	—
Cash at end of year	$360,381

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestment of distributions	$1,022,909
Cash paid for interest	$914,207

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$31.59	$25.58	$26.07	$26.28	$26.10

From Operations:
Net investment income (a)	0.26	0.27	0.30	0.41	0.48
Net gain (loss) from investments (both realized and unrealized)	(1.77)	6.93	0.29	0.49	0.80
Total from operations	(1.51)	7.20	0.59	0.90	1.28

Less Distributions:
From distributable earnings	(0.64)	(0.22)	(0.45)	(0.19)	(0.02)
From return of capital	(0.70)	(0.97)	(0.63)	(0.92)	(1.08)
Total distributions	(1.34)	(1.19)	(1.08)	(1.11)	(1.10)
Net Asset Value, End of Year	$28.74	$31.59	$25.58	$26.07	$26.28

Total Return (b)	(5.05)%	28.88%	2.40%	3.48%	5.01%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$131,315	$157,612	$166,475	$213,397	$183,803
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement/recoupment	1.70%	1.32%	1.33%	1.02%	n/a
after reimbursement/recoupment	1.69%	1.32%	1.43%	1.16%	n/a
Ratio of expenses to average net assets, excluding interest expense (c):
before reimbursement/recoupment	1.11%	1.08%	1.00%	0.97%	1.10%
after reimbursement/recoupment	1.10%	1.08%	1.10%	1.11%	1.16%
Ratio of net investment income to average net assets (c) (d)	0.84%	0.98%	1.18%	1.57%	1.81%
Portfolio turnover rate	5%	3%	11%	5%	0%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any. Had the advisor not recouped historically waived fees or absorbed a portion of the expenses, total return would have been higher and lower, respectively.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Class T
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$31.78	$25.70	$26.14	$26.29	$26.09

From Operations:
Net investment income (a)	0.22	0.24	0.29	0.41	0.58
Net gain (loss) from investments (both realized and unrealized)	(1.79)	6.97	0.29	0.48	0.66
Total from operations	(1.57)	7.21	0.58	0.89	1.24

Less Distributions:
From distributable earnings	(0.60)	(0.16)	(0.39)	(0.12)	(0.02)
From return of capital	(0.70)	(0.97)	(0.63)	(0.92)	(1.02)
Total distributions	(1.30)	(1.13)	(1.02)	(1.04)	(1.04)
Net Asset Value, End of Year	$28.91	$31.78	$25.70	$26.14	$26.29

Total Return (b)	(5.18)%	28.72%	2.35%	3.46%	4.84%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$65	$127	$99	$96	$93
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement	1.85%	1.46%	1.48%	1.16%	n/a
after reimbursement	1.85%	1.46%	1.48%	1.16%	n/a
Ratio of expenses to average net assets, excluding interest expense
before reimbursement	1.24%	1.22%	1.15%	1.11%	1.20%
after reimbursement	1.24%	1.22%	1.15%	1.11%	1.19%
Ratio of net investment income to average net assets (c) (d)	0.69%	0.84%	1.13%	1.57%	2.19%
Portfolio turnover rate	5%	3%	11%	5%	0%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any. Had the advisor not absorbed a portion of the expenses, total return would have been lower.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Class W
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$31.78	$25.70	$26.14	$26.29	$26.09

From Operations:
Net investment income (a)	0.22	0.24	0.29	0.39	0.47
Net gain (loss) from investments (both realized and unrealized)	(1.79)	6.97	0.29	0.50	0.77
Total from operations	(1.57)	7.21	0.58	0.89	1.24

Less Distributions:
From distributable earnings	(0.60)	(0.16)	(0.39)	(0.12)	(0.02)
From return of capital	(0.70)	(0.97)	(0.63)	(0.92)	(1.02)
Total distributions	(1.30)	(1.13)	(1.02)	(1.04)	(1.04)
Net Asset Value, End of Year	$28.91	$31.78	$25.70	$26.14	$26.29

Total Return (b)	(5.18)%	28.72%	2.35%	3.46%	4.84%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$143	$156	$132	$136	$26
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement	1.85%	1.46%	1.49%	1.18%	n/a
after reimbursement	1.85%	1.46%	1.49%	1.18%	n/a
Ratio of expenses to average net assets, excluding interest expense
before reimbursement	1.24%	1.22%	1.15%	1.12%	1.32%
after reimbursement	1.24%	1.22%	1.15%	1.12%	1.29%
Ratio of net investment income to average net assets (c) (d)	0.69%	0.84%	1.13%	1.49%	1.77%
Portfolio turnover rate	5%	3%	11%	5%	0%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any. Had the advisor not absorbed a portion of the expenses, total return would have been lower.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

PREDEX
NOTES TO FINANCIAL STATEMENTS
April 30, 2023

(1)	ORGANIZATION

PREDEX (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified, engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value. The primary investment objective of the Fund is to seek consistent current income while secondarily seeking long-term capital appreciation with moderate volatility.

The Fund was organized as a statutory trust on February 5, 2013 under the laws of the State of Delaware. On August 1, 2022, Union Square Capital Partners, LLC commenced service as the Fund’s investment advisor (the “Advisor”). PREDEX Capital Management, LLC (the “Prior Advisor”) previously served as the investment advisor since the Fund’s inception.

The Fund currently offers Class I, Class T, and Class W shares. The Fund commenced operations July 1, 2016 with a single class of shares which was renamed Class I on March 1, 2018. Class T and Class W shares commenced operations on March 1, 2018. Class T shares are offered at net asset value plus a maximum sales charge of 4.25%. Class I and Class W shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Board of Trustees (the “Board”) has adopted procedures pursuant to which the Fund will value its portfolio investments (the “Valuation Procedures”). In accordance with the Valuation Procedures, the Fund’s securities for which market quotations are readily available are valued at market value. Other securities are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee to perform fair value determinations relating to all portfolio investments. The Fund uses fair valuation procedures to value a substantial portion of its assets. The Fund uses the fair value of a security to calculate its net asset value (“NAV”) when, for example (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate. Short-term investments having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, which approximates fair value.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Valuation of Private Investment Funds – The Fund invests a significant portion of its assets in Private Investment Funds (each a “Private Fund”, and collectively, the “Private Funds”). The Private Funds measure their real estate investments at fair value, which is equivalent to investment company reporting, and report a NAV per share on typically a calendar quarter basis. The Fund estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark, based upon publicly available data that is not internally developed, that the Fund has deemed to be representative of the entire Private Fund market. Accordingly, these investments are listed as Level 3 in the fair value hierarchy table. Further refinement may be made to the fair value of a Private Fund which either provides insight into its daily valuation or demonstrates persistently different performance. If an underlying fund manager reports the NAV per share (or its equivalent) to the Fund on a daily basis, then that unadjusted NAV per share is used to value the investment. Use of a NAV per share is commonly used as an acceptable valuation technique for investments in private investment companies, and is referred to as the “practical expedient” by ASC 820 Fair Value Measurement.

Fair Value Process – The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, and credit quality.

The values assigned to fair valued investments will be based on available information and will not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2023 for the Fund’s assets and liabilities measured at fair value. Certain private investment funds with a combined total value of $15,571,968 are fair valued daily using the NAV per share (or its equivalent) practical expedient and are listed in a separate column.

				Investments
				Valued at Net
Investments*	Level 1	Level 2	Level 3	Asset Value	Total Value
Real Estate Investment Funds	$1,128,505	$—	$129,340,194	$15,571,968	$146,040,667
Short-Term Investments	8,584,371	—	—	—	8,584,371
	$9,712,876	$—	$129,340,194	$15,571,968	$154,625,038

*	Refer to the Schedule of Investments for a more detailed account of the Fund’s holdings.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, or Level 3 at the end of the reporting period. As of April 30, 2023, real estate investment funds with a total fair value of $14,515,447 were transferred from Level 3 to the practical expedient due to a change in the frequency of their NAV calculations from quarterly to daily.

The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Level 3
Investments
Beginning balance	$147,163,685
Cost of purchases	10,321,118
Change in unrealized appreciation	(9,425,811)
Proceeds from sales	(5,077,319)
Realized gain (loss)	873,968
Net transfers in/out of Level 3	(14,515,447)
Ending balance	$129,340,194

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. Accordingly, no provision for Federal income taxes is required in the financial statements.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

As of April 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for open tax years ended 2020 through 2022 or expected to be taken in the Fund’s April 30, 2023 year-end tax return. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after filing.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to a management agreement with the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.55% of the average daily net assets of the Fund. For the period August 1, 2022, through April 30, 2023, the Advisor earned advisory fees of $620,792. For the period May 1, 2022, through July 31, 2022, the Prior Advisor, pursuant to a similar management agreement, earned advisory fees of $227,171.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least through August 31, 2024 so that Net Annual Operating Expenses (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) will not exceed 1.10%, 1.35%, and 1.35% per annum of the average daily net assets of Class I, Class T, and Class W, respectively.

The Agreement allows the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the expense limitation at that time. The amount that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under the Agreement, the Advisor can only recover such amounts for a period of up to three years subsequent to the time fees were waived or reimbursed by the Advisor. As of April 30, 2023, the amount recoverable by the Advisor under the Agreement was $6,527 which is recoverable prior to April 30, 2026. No amounts are recoverable by the Prior Advisor in future periods.

Northern Lights Distributors, LLC (the “Distributor”) is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. The Fund’s Board of Trustees (the “Board”) has adopted, on behalf of the Fund, a Shareholder Services Plan (the “Plan”), under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to Class I, Class T, and Class W shares,

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

respectively, for such services. For the year ended April 30, 2023, the Fund incurred shareholder servicing fees of $176,342 for Class I. The Class T and Class W shares pay to the Distributor a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class T and Class W shares. Under the Distribution Plans, the Fund pays 0.25% per year of its average daily net assets for such services for Class T and Class W shares, respectively. For the year ended April 30, 2023, the Fund incurred distribution fees of $317 and $387 for Class T and Class W shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

(4)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended April 30, 2023 amounted to $10,397,377 and $8,060,758, respectively.

(5)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments for federal income tax purposes, and its respective unrealized appreciation and depreciation at April 30, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$110,732,006	$45,076,681	$(1,183,649)	$43,893,032

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2023	April 30, 2022
Long-Term Capital Gain	$3,142,333	$1,244,570
Return of Capital	3,471,630	5,537,808
	$6,613,963	$6,782,378

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

As of April 30, 2023, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Post October			Total
Long-Term	Loss and Late	Other Book/Tax	Net Unrealized	Accumulated
Gains	Year Loss	Differences	Appreciation	Earnings
$1,919,940	$(733,771)	$(47,743)	$43,893,032	$45,031,458

The difference between book basis and tax basis accumulated net investment income/loss and unrealized appreciation from investments is primarily attributable to the tax adjustments for partnerships and amortization of certain organization costs for tax purposes.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $733,771.

For the year ended April 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Accumulated Earnings
$(1,183,284)	$1,183,284

(7)	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended April 30, 2023, the Fund completed four repurchase offers. In each offer, the Fund offered to repurchase at least 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer # 1	Offer # 2	Offer # 3	Offer # 4
Commencement Date	6/29/2022	9/29/2022	12/29/2022	3/30/2023
Repurchase Request Deadline	7/22/2022	10/21/2022	1/20/2023	4/21/2023
Repurchase Pricing Date	7/22/2022	10/21/2022	1/20/2023	4/21/2023
Amount Repurchased:
Class I	$ 6,586,534	$ 11,561,431	$ 7,392,623	$ 5,032,449
Class T	—	500	—	55,285
Class W	—	—	—	—

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

(8)	COMMITMENTS AND CONTINGENCIES

As of April 30, 2023, the Fund had the following unfunded commitment amount which had not yet been called for investment:

Initial
Acquisition			Redemption	Unfunded
Date	Value	Real Estate Investment Funds	Frequency	Commitments
7/01/2016	$7,164,958	AEW Core Property (U.S.), LP	Quarterly	—
8/01/2016	5,991,296	ARA Core Property Fund, LP	Quarterly	—
10/02/2017	1,140,784	Ares Real Estate Income Trust Inc.	Monthly	—
7/01/2016	5,660,624	Barings Core Property Fund LP	Quarterly	—
10/01/2018	1,056,521	BGO Daily Value Fund, LP	Daily	—
4/01/2017	6,574,376	BGO Diversified US Property Fund LP	Quarterly	—
4/01/2017	6,916,967	BlackRock US Core Property Fund, LP	Quarterly	—
7/01/2017	8,216,776	CBRE U.S. Core Partners, LP	Quarterly	—
4/01/2017	7,808,669	Clarion Lion Properties Fund, LP	Quarterly	—
4/01/2017	6,119,631	GWL US Property Fund LP	Quarterly	—
4/01/2017	6,110,951	Invesco Core Real Estate - U.S.A., LP	Quarterly	—
4/01/2019	3,916,073	Invesco U.S. Income Fund, LP	Quarterly	—
8/02/2016	1,128,505	JLL Income Property Trust, Inc.	Daily	—
7/01/2020	8,158,580	Lion Industrial Trust	Quarterly	—
7/01/2019	6,985,164	Prime Property Fund, LLC	Quarterly	—
7/01/2019	3,774,366	Principal Enhanced Property Fund, LP	Quarterly	—
4/01/2017	6,298,671	PRISA LP	Quarterly	—
4/01/2017	7,709,376	Prologis Targeted U.S. Logistics Fund, LP	Quarterly	—
7/01/2017	6,896,545	RREEF America II LP	Quarterly	—
10/01/2018	6,107,361	RREEF Core Plus Industrial Fund LP	Quarterly	—
4/11/2017	5,686,246	Sentinel Real Estate Fund, LP	Daily	$2,000,000
4/01/2017	6,957,098	Smart Markets Fund, LP	Quarterly	—
7/01/2022	7,231,973	TA Realty Core Property Fund, LP	Quarterly	—
4/01/2017	5,789,067	Trumbull Property Fund LP	Quarterly	—
4/01/2017	6,640,089	US Government Building Fund	Quarterly	—
	$146,040,667			$2,000,000

While redemptions can be requested at the frequency listed in the above table, there is no guarantee the Fund will be paid all or any of a redemption amount at the time requested. Each of the above investment funds can suspend redemptions if its respective Board deems it in the best interest of its shareholders.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

(9)	REVOLVING CREDIT FACILITIES

Effective September 30, 2022, the Fund renewed a secured $25 million line of credit through Credit Suisse for the purpose of liquidity subject to the limitations of the 1940 Act for borrowings. Borrowings under the arrangement now bear interest at the 3-month SOFR plus 2.35% at the time of borrowing. Borrowings under the arrangement previously bore interest at the 3-month LIBOR plus 2.35%. An unused commitment fee rate equal to 0.775% remains unchanged. As collateral for borrowings under the line of credit, the Fund grants Credit Suisse a first position security interest in and lien on the securities held by the Fund in a collateral account. As of April 30, 2023, all the Fund’s Private Investment Funds with a total fair value of $143,771,378 were pledged as collateral.

During the year ended April 30, 2023, the Fund incurred $755,374 of interest expense related to the borrowings and $158,833 of unused commitment fees, which is included in the interest expense in the Statement of Operations. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended April 30, 2023 were $12,341,850 and 6.27%, respectively. As of April 30, 2023, the Fund had $23,714,207 in outstanding borrowings with an effective interest rate of 7.51% which was the largest amount outstanding during the year ended April 30, 2023.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no subsequent events or transactions occurred requiring adjustment or disclosure in these financial statements other than the following.

Effective May 5, 2023, the Fund entered into a secured $25 million line of credit with Royal Bank of Canada (“RBC”). As collateral for borrowings under the line of credit, the Fund grants RBC a first position security interest in and lien on the securities held by the Fund in a collateral account. The Fund’s credit facility with Credit Suisse was terminated that day in conjunction therewith. The Fund no longer has any outstanding obligations under the Credit Suisse arrangement as of the date of termination.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of PREDEX

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PREDEX (the Fund), including the schedule of investments, as of April 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers, and underlying fund advisors. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of PREDEX since 2013.

Denver, Colorado
June 29, 2023

PREDEX
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2023

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o PREDEX, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Independent Trustees

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Gregory B. Fairchild (1963)	Trustee since July 2022	Dr. Fairchild is Professor at the University of Virginia, Darden GSBA. Dean and CEO, UVA | Northern Virginia (2021 to present).	2	None
Havilah Mann, CPA (1975)	Trustee since July 2022	Ms. Mann is Fractional Chief Financial Officer and Business Development Advisor of HSM Resources (accounting infrastructure and internal control consulting services).	2	None
Edward P. Mooney, Jr. (1970)	Trustee since July 2022	Mr. Mooney is a private investor and a Limited Partner of Golden Angels Investors LLC (since 2018). Previously, Mr. Mooney was a Managing Director with Artisan Partners Limited Partnership (investment management) until his retirement in 2014.	2	Christian Brothers Investment Services (2016 to present)

Officers

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years
Thomas E. Miller (1983)	President since August 2022	Chief Executive Officer since 2021 and Chief Investment Officer, Union Square Capital Partners, LLC, Feb. 2017 to present.
Michael D. Achterberg (1963)	Treasurer since July 2013	Senior Portfolio Manager, Union Square Capital Partners, LLC, Aug. 2022 to present. President, PREDEX Capital Management, LLC (“PCM”), June 2018 to July 2022; Chief Operating Officer, PCM, March 2013 to May 2018.
George K. Downing (1972)	Secretary since August 2022	Chief Operating Officer, Union Square Capital Partners, LLC, Feb. 2017 to present
William Kimme (1962)	Chief Compliance Officer since March 2013	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011)

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Fund and USQ Core Real Estate Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-940-7202.

PRIVACY NOTICE

FACTS	WHAT DOES PREDEX DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons PREDEX chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does PREDEX share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-940-7202

Who we are
Who is providing this notice?	PREDEX
What we do
How does PREDEX protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does PREDEX collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ PREDEX does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ PREDEX does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ PREDEX doesn’t jointly market.

Investment Advisor Union Square Capital Partners, LLC 235 Whitehorse Lane, Suite 200 Kennett Square, PA 19348

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
RSM US LLP
555 Seventeenth Street, Suite 1200
Denver, CO 80202

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling (877) 940-7202 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling (877) 940-7202.

PREDEX

Union Square Capital Partners, LLC 235 Whitehorse Lane, Suite 200 Kennett Square, PA 19348

To learn more about PREDEX or for any general inquiries, contact us. Phone: 949-336-3445

PREDEX-AR23

(b) Not applicable.

Item 2. Code of Ethics. Attached

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Havilah Mann is a financial expert, as defined in Item 3 of Form N-CSR. Havilah Mann is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $52,750

2022 - $47,750

(b)	Audit-Related Fees

2023 - $0

2022 - $0

(c)	Tax Fees

2023 - $7,250

2022 - $6,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - $0

2022 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Non-Audit Services Approved by the Audit Committee
	2023	2022
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	100.00%	100.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $7,250

2022 - $6,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

A copy of the proxy voting policies and procedures is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The management of the Registrant’s investment portfolio will be the responsibility of Union Square Capital Partners, LLC (the “Adviser”),  and its Co-Portfolio Managers Thomas Miller and Michael Achterberg.

Thomas E. Miller, CFA

Thomas Miller has served as Chief Executive Officer since 2021 and Chief Investment Officer of the Adviser since 2017.

Michael Achterberg, CAIA

Michael Achterberg has served as Senior Portfolio Manager of the Adviser since August 2022. Previously, Mr. Achterberg served as President of Predex Capital Management, LLC from 2018 to July 2022; as well as Portfolio Manager since the Fund’s inception in July 2016.

Other accounts managed by Portfolio Managers:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$201,102,812	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The portfolio managers receive their compensation from the Adviser in the form of salary, bonus, retirement plan benefits, and restricted stock. Each portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s ability to remain compliant with investment management guidelines and regulatory requirements, and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the performance of mutual funds and other accounts managed by the portfolio manager, if any, relative to the benchmarks and peer groups

The size of the overall bonus pool each year is determined by the Adviser and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management. Part of the bonus is based on a qualitative assessment of an individual’s contribution to the management of the fund in addition to compliance with investment guidelines and regulatory mandates.

As of April 30, 2023, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Thomas Miller	$10,001 to $50,000
Michael Achterberg	$100,001 to $500,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

(c) Proxy voting policy filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PREDEX

By (Signature and Title)

/s/ Thomas E. Miller

Thomas E. Miller, Principal Executive Officer/President

Date 7/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Thomas E. Miller

Thomas E. Miller, Principal Executive Officer/President

Date 7/5/23

By (Signature and Title)

/s/ Michael D. Achterberg

Michael D. Achterberg, Principal Financial Officer/Treasurer

Date 7/5/23